EXECUTION VERSION

FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 19, 2018, is entered into by and among the following parties:

(i)	FLEETCOR FUNDING LLC, as Seller (the “Seller”);

(ii)	FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);

(iii)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as the sole Swingline Purchaser and as the Purchaser Agent for its Purchaser Group;

(iv)	WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;

(v)	REGIONS BANK (“Regions”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;

(vi)	MUFG BANK, LTD. (“MUFG”), as a Committed Purchaser and as the Purchaser Agent for its and Victory’s Purchaser Group;

(vii)	VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser for MUFG’s Purchaser Group;

(viii)	MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser; and

(ix)	PNC BANK, NATIONAL ASSOCIATION, as Administrator

(in such capacity, the “Administrator”).
BACKGROUND
A.    The parties hereto are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of November 14, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.
B.    On the Effective Date (defined below), the Seller, as seller, and Fleetcor, as buyer, are entering into that certain Assignment Agreement in connection herewith whereby the Seller is selling now existing Chevron Receivables to Fleetcor (the “Assignment Agreement”).
C.    The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.     Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended on and after the Effective Date to reflect the marked changes shown on Exhibit A attached hereto.
SECTION 2.    Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows as of the date hereof and on the Effective Date:
(a)    the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);
(b)    no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;
(c)    the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and
(d)    this Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
SECTION 3.    Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 4.    Effectiveness. This Amendment shall be effective as of the date (such date, the “Effective Date”) on which all of the following conditions precedent have been satisfied: (a) the Administrator’s receipt of counterparts of this Amendment and the Assignment Agreement; (b) the receipt by the Seller of the amounts owing under the Assignment Agreement; and (c) receipt by the Administrator of a written notice in substantially the form of Exhibit B attached hereto (an “Effectiveness Notice”) executed by the Seller and Fleetcor; provided, however, if each of the conditions precedent set forth in this Section 4 have not been satisfied in full 60 days after the date hereof, this Amendment shall be void and have no force and effect unless such period is extended in writing by the Administrator in their sole discretion.
SECTION 5.    Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6.    Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 7.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.
SECTION 8.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
SECTION 9.    Consent to Assignment Agreement. Each Person party hereby consents to Fleetcor and the Seller’s execution, delivery of the Assignment Agreement and performance of its obligations thereunder so long as the same is in substantially the form attached hereto as Exhibit C.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
FLEETCOR FUNDING LLC, as Seller

By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer
By: /s/ Steve Pisciotta
Name:    Steve Pisciotta
Title:    Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:/s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President
WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:/s/ Jason Barwig
Name: Jason Barwig
Title: Assistant Vice President

REGIONS BANK, as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By: /s/ Kathy Myers
Name: Kathy Myers
Title: Vice President

MUFG BANK, LTD., as a Committed Purchaser

By:/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser for MUFG Bank, LTD.’s Purchaser Group

By:/s/ Kevin J Corrigan
Name: Kevin J Corrigan
Title: Vice President

MUFG BANK, LTD., as Purchaser Agent for its and Victory Receivables Corporation’s Purchaser Group

By:/s/ Eric Williams
Name: Eric Williams
Title: Managing Director
MIZUHO BANK, LTD., as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:/s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:/s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

EXHIBIT A
[See Attached]

EXHIBIT B

FORM OF EFFECTIVENESS NOTICE

___________________, 201_

PNC Bank, National Association
Three PNC Plaza
225 Fifth Avenue
Pittsburgh, PA 15222
Attention: Robyn Reeher

Re: Notice of Effectiveness: Fifth Amendment to Fifth A&R Receivables Purchase Agreement

Reference is hereby made to that certain Fifth Amendment to Fifth A&R Receivables Purchase Agreement (the “Amendment”), dated as of December 19, 2018, among FLEETCOR FUNDING LLC, as Seller (the “Seller”), FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”) and Buyer (the “Buyer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as the sole Swingline Purchaser and as the Purchaser Agent for its Purchaser Group; WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group, REGIONS BANK (“Regions”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group, MUFG BANK, LTD. (“MUFG”), as a Committed Purchaser and as the Purchaser Agent for its and Victory’s Purchaser Group, VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser for MUFG’s Purchaser Group, MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”). Capitalized terms that are used but not defined herein shall have the meanings set forth in, or by reference in, the Amendment. This notice is the “Effectiveness Notice” as defined in the Amendment.

Pursuant to Section 4 of the Amendment, the Seller hereby provides notice to the Administrator that the Seller desires that the Amendment become effective as of the date hereof.

[Signatures follow]
FLEETCOR FUNDING LLC,
as the Seller

By:        __________________________
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Buyer

By:

Name:

Title:

EXHIBIT C

ASSIGNMENT AGREEMENT

730571915 04351262